EXHIBIT 32

CERTIFICATION BY
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report of Flexsteel Industries, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Ronald J. Klosterman, Chief Executive Officer, and Timothy E. Hall, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and;

(2)	The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

Date:	October 24, 2011

		By:	/S/ Ronald J. Klosterman
Ronald J. Klosterman
Chief Executive Officer

		By:	/S/ Timothy E. Hall
Timothy E. Hall
Chief Financial Officer

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